UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report:                               October 14, 2005
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         (Date of earliest event reported):           (October 14, 2005)
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                          Commission File No. 000-14961
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                              LXU HEALTHCARE, INC.
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             (Exact name of Registrant as specified in its Charter)



           Massachusetts                                         04-2741310
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(State or other jurisdiction of incorporation)            (IRS Employer
                                                          Identification Number)

            3708 E. Columbia Street
               Tucson, Arizona                                   85714
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (520) 512-1100
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Former  name or former  address,  if  changed  since  last  Report:  N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |  |  Written communications pursuant to Rule 425 under the  Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     | | Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 8.01. OTHER EVENTS

     The Company has signed an agreement, effective October 14, 2005, with Synovis Life Technologies, Inc. amending U.S. Distribution Agreement dated September 22, 2002 between the Company and Synovis. Synovis is in the process of transitioning to a sales model in which it will sell its products through its own sales representatives. Synovis is a key vendor of the Company's Specialty Medical Distribution - Surgical segment. The agreement allows for continued distribution by the Company of Synovis' products through July 31, 2006. It is anticipated that the parties' relationship will terminate at that time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             LXU HEALTHCARE, INC.

                             By: /s/ Joseph Potenza
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Date:    October 14, 2005       Joseph Potenza
                                President, Chief Executive Officer and Secretary